UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 28, 2012

New Frontier Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	000-23697	84-1084061
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6000 Spine Road, Suite 100, Boulder, CO 80301

(Address of principal executive offices)

(303) 444-0900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

As previously disclosed, on October 15, 2012, New Frontier Media, Inc., a Colorado corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with LFP Broadcasting, LLC, a Delaware limited liability company (“Parent”), and Flynt Broadcast, Inc., a Colorado corporation and a direct, wholly-owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms and conditions of the Merger Agreement and the Offer to Purchase filed by Parent and Merger Sub on October 29, 2012 (which, together with all amendments and supplements thereto, the “Offer to Purchase”), Parent and Merger Sub commenced a tender offer (the “Offer”) on October 29, 2012 to acquire all of the issued and outstanding shares of common stock of the Company, at a price per share equal to (i) $2.02, net to the seller in cash, without interest and subject to any required withholding taxes, and (ii) one contingent right per share, which represented the contractual right to receive a contingent cash payment that was ultimately determined to equal $0.04 per share, upon the terms and conditions set forth in the Offer to Purchase. The Offer is described in a Tender Offer Statement on Schedule TO filed by Parent and Merger Sub with the U.S. Securities and Exchange Commission (the “SEC”) on October 29, 2012, as amended.

The Offer expired, as originally scheduled, at 12:00 midnight, New York City time, on November 27, 2012 (the end of the day). Corporate Stock Transfer, Inc., the depositary for the Offer,  advised Parent that as of such time approximately 14,363,687 shares were validly tendered and not withdrawn in the Offer (including 1,570,298 shares delivered through Notices of Guaranteed Delivery), representing in the aggregate approximately 83.1% of the outstanding shares (on a fully-diluted basis, including shares issuable under any outstanding options that were exercisable as of such date). Parent has accepted for payment all shares validly tendered and not properly withdrawn and will promptly pay to all tendering shareholders $2.02 per share, net to the seller in cash without interest, plus the amount of the contingent cash payment right of $0.04  per share for each share. After the purchase of shares in the Offer, Merger Sub exercised its options to purchase the Top-Up Shares (as described in Item 3.02 below and defined in the Merger Agreement) and effected a “short-form” merger in which Merger Sub was merged with and into the Company (the “Merger”).

At the effective time of the Merger (the “Effective Time”), (i) the Company was the surviving corporation in the Merger and now is a wholly-owned subsidiary of Parent, and (ii) other than shares owned by the Company, Parent, or Merger Sub as treasury stock or by stockholders of the Company who validly exercise their dissenters’ rights in accordance with Article 113 of the Colorado Business Corporation Act, each outstanding share of the Company’s common stock not validly tendered, accepted for payment and paid for pursuant to the Offer was converted into the right to receive the same consideration, without interest and less any required withholding taxes, received by holders who tendered their shares in the Offer.

The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 16, 2012, and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction above is incorporated by reference herein.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 28, 2012, in connection with the Merger, the Company notified the NASDAQ Stock Market (“NASDAQ”) of its intent to have removed its shares of common stock from listing on NASDAQ and requested that NASDAQ file a delisting application with the SEC to delist and deregister the shares. NASDAQ filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended, on Form 25 to delist and deregister the shares.

The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the shares.

Item 3.02.  Unregistered Sales of Equity Securities.

In order to accomplish the Merger as a “short-form” merger, Merger Sub exercised its top-up option pursuant to the Merger Agreement, pursuant to which Merger Sub purchased 27,701,896 additional shares of the Company’s common stock (the “Top-Up Shares”) on November 28, 2012 directly from the Company for the same amount of consideration paid per share to the shareholders in the Offer.  The aggregate amount paid by Merger Sub for the Top-Up Shares was approximately $57 million.  Merger Sub paid for the Top-Up Shares by delivery of cash equal to the aggregate par value of the Top-Up Shares and a promissory note having a principal amount equal to the aggregate purchase price pursuant to the Top-Up Option less the amount paid in cash. The Top-Up Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act, as a transaction by an issuer not involving a public offering.

Item 3.03. Material Modifications to Rights of Security Holders.

The information set forth in Item 3.01 above is incorporated by reference herein.

At the Effective Time, holders of shares of the Company’s common stock ceased to have any rights as holders of shares (other than their right to receive the same consideration, without interest and less any required withholding taxes, received by holders who tendered their shares in the Offer, upon the terms and subject to the conditions of the Merger Agreement) and, accordingly, no longer have any interest in the Company’s future earnings or growth.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introduction above is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, the initial directors of the Company as the surviving corporation of the Merger are Larry Flynt, Michael H. Klein, Thomas Candy, and Christopher Woodward.  Information about these directors has been previously disclosed in Annex A to the Schedule 14D-9 filed by the Company on October 29, 2012, which information is incorporated herein by reference.  The Company’s former directors were replaced by the surviving corporation’s directors as provided in the Merger Agreement at the Effective Time.

Item 5.03. Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, following the Effective Time, the Company’s amended and restated articles of incorporation in effect immediately prior to the Effective Time were amended and restated (the “Amended and Restated Articles”) to be in the form of the certificate of incorporation set forth as Exhibit D to the Merger Agreement.  A copy of the Amended and Restated Articles is filed as Exhibit 3.1 hereto and are incorporated by reference herein. Pursuant to the Merger Agreement, following the Effective Time, the Company’s amended and restated bylaws in effect immediately prior to the Effective Time were amended and restated (the “Amended and Restated Bylaws”) to be in the form of the certificate of incorporation set forth as Exhibit E to the Merger Agreement.  A copy of the Amended and Restated Articles is filed as Exhibit 3.2 hereto and are incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 15, 2012, by and among New Frontier Media, Inc., LFP Broadcasting, LLC, and Flynt Broadcast, Inc. (1)

3.1	Amended and Restated Certificate of Incorporation of New Frontier Media, Inc.

3.2	Amended and Restated Bylaws of New Frontier Media, Inc.

(1)	Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by New Frontier Media, Inc. on October 16, 2012 .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW FRONTIER MEDIA, INC.

Date: November 30, 2012	By:	/s/ Grant Williams
Grant Williams
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 15, 2012, by and among New Frontier Media, Inc., LFP Broadcasting, LLC, and Flynt Broadcast, Inc. (1)

3.1	Amended and Restated Certificate of Incorporation of New Frontier Media, Inc.

3.2	Amended and Restated Bylaws of New Frontier Media, Inc.

(1)	Incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by New Frontier Media, Inc. on October 16, 2012